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                                                                    EXHIBIT 10.3


                                   AGREEMENT



                    DATED:                          1999





                                   BETWEEN:


                               NAZARENO CIRCOSTA



                                     AND:


                      NESS SECURITY PRODUCTS PTY LIMITED







                           DIBBS CROWTHER & OSBORNE
                                  Solicitors
                             50 Carrington Street
                                SYDNEY NSW 2000
                                 DX 101 SYDNEY
                                Tel: 9290 8200
                                Fax: 9290 2964
                              Ref: JEC/JPL:990332
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AGREEMENT

THIS AGREEMENT dated                                   1999


BETWEEN: NAZARENO CIRCOSTA of 61b Windermere Avenue Northmead New South Wales (in his personal capacity and as agent for Relevant Employees) ("Circosta")

AND:      NESS SECURITY PRODUCTS PTY LIMITED ACN 069 984 372 of 4/167 Prospect
          Highway, Seven Hills New South Wales   ("Ness")


RECITALS:

A. Under an employment agreement between Circosta and Ness (previously Lisluck Pty Limited) dated 3 October 1995 ("Employment Contract"), Circosta provided managerial services to Ness.

B.   In consideration of Circosta agreeing to:

     (i)  terminate the Employment Contract; and

     (ii) enter into a new employment contract with Ness.

     Ness has agreed to pay to Circosta the sum of AUS$4,672,000.00 on the terms and conditions of this agreement.

1.   OPERATIVE PROVISIONS

     1.1  DEFINITIONS

          In this agreement, including the recitals, unless contrary to or inconsistent with the context:

          "Completion Date" means the date being the earlier of:

          (a) the date of execution by Circosta of the new employment contract with Ness;

          (b) the date of completion of the share buy-back by Ness of the shares in Ness owned by Circosta Pty Limited; and

          (c) the date of the subscription by Circosta for the shares in HSII referred to in clause 3.1.

          "Confidential Information" means all information in relation to the existence and content of this agreement.
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                                       3

            "HSII" means Home Security International Inc. of Level 7, 77 Pacific Highway, North Sydney, New South Wales.

            "Relevant Employees" means those employees of Ness as agreed by the parties to this agreement.

     1.2    Interpretation

            In this deed unless  contrary to or inconsistent with the context:

            (1)  words importing:

                 (1)  the singular include the plural and vice versa;  and

                 (2)  any gender includes all genders;

            (2) a reference to a party or person includes a reference to that party or person and its successors, substitutes (including, but not limited to, any party or person taking by novation), executors, administrators, assigns and principals;

            (3)  the word "person" includes a corporation and vice versa;

            (4) a reference to any thing or any matter is a reference to the whole and any part of it;

            (5) a reference to a Group of persons or parties is a reference to any 2 or more of them jointly and to each of them severally;

            (6) a covenant, representation or warranty in favour of 2 or more persons is for the benefit of them jointly and severally;

            (7) a covenant, representation or warranty on the part of 2 or more persons binds them jointly and severally;

            (8) a reference to this deed or other document includes any variation, novation or replacement of or supplement to any of them from time to time;

            (9) a reference to a clause means a reference to a clause of this deed;

            (10) where any clause contains sub-clauses, paragraphs or sub-
                 paragraphs, each sub-clause, paragraph and sub-
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                                       4

                 paragraph however called is to be read and construed separately and independently of each other;


            (11) a reference (whether specific or general) to a statute or to any other legislation includes any code, ordinance or other law, and any regulation, rule or by-law or other instrument made under it, and all official directives (if any) and all amendments, consolidations, re-enactments or substitutions of any of them from time to time;

            (12) a reference to a document includes, but is not limited to, any agreement in writing, certificate, notice or other instrument in writing of any kind;

            (13) "writing" and related expressions includes all means of reproducing words in a tangible and permanently visible form;
                 and

            (14) headings are inserted for guidance only and do not affect the interpretation of this deed.

2.   INCENTIVE

     2.1    Subject to clauses 2.2 and 3, in consideration of Circosta:

            (a)  terminating the Employment Contract on the Completion Date; and

            (b) entering into a new employment contract with Ness on the Completion Date,

            Ness agrees to pay to Circosta the sum of Aus$4,672,000.00 within 90 days of the Completion Date.

     2.2 Circosta acknowledges that the amount which Ness must pay to Circosta under clause 2.1 is before tax, in respect of which Ness will assume liability for group tax of Aus$2,265,920 and all on costs including, without limitation, workers compensation and payroll tax on behalf of Circosta. Circosta agrees that after the deduction of group tax by Ness, the amount payable by Ness to Circosta under clause 2.1 is Aus$2,406,080.
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                                       5

3.   COMPLETION

     Completion of this Agreement will occur in accordance with clause 2.1 and upon Circosta subscribing for shares in HSII in accordance with a Subscription Agreement between Circosta and HSII made on or about the date of this Agreement.

4.   CONFIDENTIALITY

     4.1 Circosta covenants and undertakes to keep the Confidential Information secret and confidential and to refrain from disclosing the Confidential Information to any person.

     4.2 The obligations of confidentiality contained in this clause do not prevent the disclosure by Circosta of the Confidential Information in circumstances where:

          (1)  Circosta is required by law to make the disclosure; and

          (2) the Confidential Information enters the public domain otherwise than as a result of a breach of this agreement.

5.   WARRANTY

     5.1 Circosta warrants and undertakes to Ness and it is a condition of this agreement that Circosta has the capacity to act as agent for and bind the Relevant Employees.

     5.2 Circosta must indemnify and keep indemnified Ness against any loss incurred or liable to be incurred by reason of any claim, of whatever nature, arising out of or in relation to the warranty contained in this clause 5 being incorrect in any way.

6.   VARIATION

     Any variation of this agreement must be in writing signed by the parties.

7.   GOVERNING LAW AND JURISDICTION

     This agreement is governed by the laws of New South Wales and both parties submit to the exclusive jurisdiction of the courts of that State.

8.   PROHIBITION AND ENFORCEABILITY

     8.1 Any provision, or the application of any provision, of this agreement which is prohibited in any jurisdiction is, in that jurisdiction, ineffective only to the extent of that prohibition.
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                                       6

     8.2 Any provision, or the application of any provision, of this agreement which is void, illegal or unenforceable in any jurisdiction does not affect the validity, legality or enforceability of that provision in any other jurisdiction or of the remaining provisions in that or any other jurisdiction.

9.   WAIVERS

     9.1 Waiver of a breach or any right of election arising from a breach of this agreement must be in writing and signed by the party granting the waiver.

     9.2 A breach or a right of election arising from a breach of this agreement is not waived by any failure to or delay in exercise, or partial exercise, of that right of election or any other right.

10.  NOTICES

     A notice or other communication including, but not limited to, a request, demand, consent or approval to be made or given to or by a party to this agreement:

     (a)  must be in writing unless expressly specified otherwise;

     (b) must be sent to the address of the addressee or sent by facsimile to the facsimile number respectively of the addressee given in this agreement or, if the addressee notifies another address or facsimile number, then to that address or facsimile number respectively;

     (c) must be signed by an authorised officer of the party giving or making it;

     (d)  is deemed to be duly given or made;

          (i) in the case of a posted letter, on the third (seventh, if posted to or from a place outside Australia) day after posting;

          (ii) in the case of a facsimile, on production of a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient; and

          (iii) in the case of delivery by hand, on delivery,

                but, if delivery or receipt is not on a Business Day in that place to which a notice or communication is sent or is
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                later than 4.00 pm (local time) in the place of receipt, it will be deemed to have been duly given or made at 9.00 am on the next succeeding Business Day in that place; and

     (e) in the case of a facsimile transmission, is regarded as legible unless the addressee telephones the sender within two hours after the transmission is deemed to be received and informs the sender that it is not legible.

11.  ENTIRE AGREEMENT

     This agreement contains the entire agreement and is in substitution of any previous sub-contracting or employment agreements between the parties or related persons which are deemed to have been terminated by mutual consent from the date of this agreement.

EXECUTED as an Agreement

Signed by NAZARENO CIRCOSTA in the   )
presence of:                         )
                                     )
                                     )
 ..................................   )
Signature of witness                 )
                                     )
 ..................................   )   ...................................
Name of witness (block letters)          Signature of NAZARENO CIRCOSTA



The common seal of NESS              )
SECURITY PRODUCTS PTY LIMITED        )
was affixed in accordance with       )
its articles of association in       )
the presence of:                     )
                                     )
                                     )
 ..................................   )   ...................................
Signature of authorised person       )   Signature of authorised person
                                     )
 ..................................   )   ...................................
Office held                          )   Office held
                                     )
 ..................................   )   ...................................
Name of authorised person            )   Name of authorised person
(block letters)                      )   (block letters)